Consolidated statement of changes in equity (Parenthetical) £ in Millions	12 Months Ended
	Dec. 31, 2017 GBP (£)
Tax charge	£ (1,352)	[1],[2]
Effects of changes in accounting policies	2,150	[3]
Retained earnings [member]
Effects of changes in accounting policies	2,014	[3],[4]
Retained earnings [member] | IFRSs 15 impact [member]
Effects of changes in accounting policies	(67)
Other equity instruments [member]
Effects of changes in accounting policies	£ 0	[3],[5]

[1]

Following the sale of the UK banking business on 1 Apr il 2018 by the Group, the continuing operations for 2017 have been restated to disclose the UK banking business as a discontinued operation. Further detail on the discontinued operations can be found in Note 39

[2]

From 2019, due to an IAS 12 update, the tax relief on payments in relation to equity instruments has been recognised in the tax charge of the income statement, whereas it was previously recorded in retained earnings. Comparatives have been restated, reducing the tax charge for 2018 by £ 175 m and 2017 by £ 174 m. This change does not impact earnings per share or return on average tangible shareholders’ equity. Further detail can be found in Note 1

[3]

d Effects of changes in accounting policies relate to the adoption of IFRS 9 Financial Instruments and IFRS 15 Revenue from Contracts with Customers on 1 January 2018. The impact of IFRS 15 Revenue from Contracts with Customers was an increase to retained earnings of £ 67 m with the remainder due to the impact of IFRS 9 Financial Instruments .

e

[4]

From 2019, due to an IAS 12 update, the tax relief on payments in relation to AT1 instruments has been recognised in the tax charge of the income statement, whereas it was previously recorded in retained earnings. This change does not impact earnings per share or return on average tangible shareholders’ equity. Comparatives have been restated, reducin g the tax charge for 2018 by £ 175 m. Further detai l can be found in Note 1

[5]	For further details refer to Note 27 .